SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 14, 2012
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	333-166225	27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement

On September 14, 2012, Customers Bancorp, Inc., a Pennsylvania corporation (the “Corporation”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) between the Corporation and the purchasers party thereto (each a “Purchaser” and collectively, the “Purchasers”) pursuant to which the Corporation agreed to issue to the Purchasers in a private placement 4,223,674 shares of the Corporation’s voting common stock, par value $1.00 per share (“Voting Common Stock”) and 1,847,755 shares of the Corporation’s Class B Non-Voting Common Stock, par value $1.00 per share (together with the Corporation’s Voting Common Stock, “Common Stock”), for an aggregate purchase price of approximately $85 million (the “Offering”). The purchase price for any one share of Common Stock is $14.00. The Purchase Agreement includes representations, warranties, covenants and closing conditions customary for transactions of this type.  A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Corporation also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of September 14, 2012, by and among the Corporation and the Purchasers. Pursuant to the Registration Rights Agreement, the Corporation has agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission within 30 days of closing the Offering (the “Filing Deadline”) to register the resale of the Common Stock by the Purchasers. In the event the Corporation does not file the Registration Statement on or before the Filing Deadline, the Corporation will be required to pay liquidated damages in an amount equal to 1.0% of the aggregate amount invested by each Purchaser, and an additional 1.0% of the aggregate amount invested by each Purchaser for each 30-day period (or pro rata portion) thereafter until the Registration Statement is filed (“Liquidated Damages”). In addition, the Registration Rights Agreement requires the Corporation to pay Liquidated Damages for its failure to satisfy specified effectiveness time periods, subject to certain exceptions. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The foregoing is a summary of the terms of the Purchase Agreement and the Registration Rights Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of such documents.

Item 3.02                      Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.  Offers and sales in this private placement are being made in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

Item 7.01                 Regulation FD

Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is a press release issued by the Corporation on September 14, 2012.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
Exhibit 10.1	Securities Purchase Agreement
Exhibit 10.2	Registration Rights Agreement
Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Thomas R. Brugger
Name: Thomas R. Brugger
Title: Executive Vice President
and Chief Financial Officer

Date:  September 17, 2012

EXHIBIT INDEX

Exhibit	Description
Exhibit 10.1	Securities Purchase Agreement
Exhibit 10.2	Registration Rights Agreement
Exhibit 99.1	Press Release